As filed with the Securities and Exchange Commission on October 11, 2006
Registration No. 333-133504

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 2
to
Form S-3
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

TECHNICAL OLYMPIC USA, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	76-0460831
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)
4000 Hollywood Boulevard, Suite 500 N
Hollywood, Florida 33021
(954) 364-4000
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Randy L. Kotler
Interim Chief Financial Officer,
Senior Vice President and Chief Accounting Officer
Technical Olympic USA, Inc.
4000 Hollywood Boulevard, Suite 500 N
Hollywood, Florida 33021
(954) 364-4000
Fax: (954) 364-4037
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent for Service)
Copy to:
Kara L. MacCullough, Esq.
Akerman Senterfitt
One S.E. Third Avenue, 28th Floor
Miami, Florida 33131
Phone: (305) 374-5600
Fax: (305) 374-5095

      Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.
      If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.     ☐
      If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.     ☑
      If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.     ☐
      If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.     ☐
      If this form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.     ☐
      If this form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.     ☐

      The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANTS

		Primary
		Standard
	State or Other	Industrial
	Jurisdiction of	Classification
	Incorporation or	Code	IRS Employer
Exact Name of Registrant as Specified in its Charter	Organization	Number	Identification Number

Engle Homes Delaware, Inc.	Delaware	1520	51-0394120
Engle Homes Residential Construction, L.L.C	Arizona	1520	32-0067156
Engle/ James LLC	Colorado	1520	84-1442544
McKay Landing LLC	Colorado	1520	84-1488307
Newmark Homes Business Trust	Delaware	1520	76-6166146
Newmark Homes, L.L.C	Delaware	1520	51-0461118
Newmark Homes, L.P.	Texas	1520	76-0515833
Newmark Homes Purchasing, L.P.	Texas	1520	76-0660771
Preferred Builders Realty, Inc.	Florida	1520	59-2552841
Silverlake Interests, L.C	Texas	1520	74-2900725
TOI, LLC	Delaware	1520	27-0069855
TOUSA, LLC	Delaware	1520	20-2011139
TOUSA Associates Services Company	Delaware	1520	37-1448116
TOUSA Delaware, Inc.	Delaware	1520	20-0326629
TOUSA Funding, LLC	Nevada	1520	20-4100925
TOUSA Homes, Inc. (f/k/a Engle Homes, Inc.)	Florida	1531	59-2214791
TOUSA Homes Investment #1, Inc.	Delaware	1520	20-2343007
TOUSA Homes Investment #2, Inc.	Delaware	1520	20-2342930
TOUSA Homes Investment #1, L.P.	Delaware	1520	20-2342872
TOUSA Homes Investment #2, LLC	Delaware	1520	20-2343034
TOUSA Homes, L.P.	Delaware	1520	20-2011230
TOUSA Investment #1, LLC	Delaware	1520	20-2342545
TOUSA Investment #2, Inc.	Delaware	1520	20-2342846
TOUSA Investment #2, LLC	Delaware	1520	20-2342590
TOUSA Investment #3, LLC	Delaware	1520	20-2342622
TOUSA Investment #4, LLC	Delaware	1520	20-2342689
TOUSA Investment #5, LLC	Delaware	1520	20-2342722
TOUSA Mid-Atlantic Investment, LLC	Delaware	1520	20-2342899
TOUSA Realty, Inc.	Delaware	1520	20-2342780
TOUSA Ventures, LLC	Florida	1520	14-1876949
TOUSA/ West Holdings, Inc.	Delaware	1520	20-4450414

      This amendment is being filed solely to file exhibits previously omitted. No changes have been made to Part I of the Registration Statement. Accordingly, it has been omitted.
PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.	Other Expenses of Issuance and Distribution.
      The following table sets forth the estimated expenses, other than underwriting discounts and other expenses associated with offerings of particular securities, in connection with the issuance and distribution of the securities being registered.

Commission Registration Fee	$36,811
Trustee’s Fees and Expenses	N/A	(1)
Rating Agencies’ Fees	N/A	(1)
Transfer Agent and Registrar Fees and Expenses	N/A	(1)
Legal Fees and Expenses	50,000	* (1)
Accounting Fees and Expenses	25,000	* (1)
Printing, Engraving and Mailing Expenses	10,000	* (1)
Miscellaneous	15,000	* (1)

Total	$136,811

*	Estimated

(1)	Does not include expenses of preparing prospectus supplements and other expenses relating to offerings of particular securities.

Item 15.	Indemnification of Directors and Officers.
      Subsection (a) of Section 145 of the General Corporation Law of the State of Delaware empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he/she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him/her in connection with such action, suit or proceeding if he/she acted in good faith and in a manner he/she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.
      Subsection (b) of Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses (including attorneys’ fees) actually and reasonably incurred by him/her in connection with the defense or settlement of such action or suit if he/she acted in good faith and in a manner he/she reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.
      Section 145 further provides that to the extent a director or officer of a corporation has been successful on the merits or otherwise in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145 in the defense of any claim, issue or matter therein, he/she shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him/her in connection therewith; that indemnification provided for by Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; that indemnification provided for by Section 145 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of such person’s heirs, executors and administrators; and empowers the corporation to purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against him and incurred by him/her in any such capacity, or arising out of his/her status as such whether or not the corporation would have the power to indemnify him/her against such liabilities under Section 145.
      Section 102(b)(7) of the General Corporation Law of the State of Delaware provides that a certificate of incorporation may contain a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director provided that such provision shall not eliminate or limit the liability of a director (1) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the Delaware General Corporation Law, or (4) for any transaction from which the director derived an improper personal benefit.
      The registrant has adopted the provisions described above in its Certificate of Incorporation. The registrant has also entered into indemnification agreements with each of the members of its board of directors. Under the terms of the indemnification agreements, each director is entitled to the right of indemnification if, by reason of his/her corporate status, he/she is, or is threatened to be made, a party to or participant in any threatened, pending or completed proceedings. The registrant will indemnify each director against expenses, judgments, penalties, etc. actually and reasonably incurred by him/her or on his/her behalf in connection with such proceeding or any claim, issue or matter therein, if he/she acted in good faith and in a manner he/she reasonably believed to be in or not opposed to the best interests of the registrant, and, with respect to any criminal proceeding, had no reasonable cause to believe his/her conduct was unlawful. The registrant will indemnify each director for all expenses actually and reasonably incurred if he/she is successful on the merits. The indemnification agreements also provide for advancement of reasonable expenses, subject to proper notice being submitted to the registrant.

Item 16.	Exhibits

Exhibit
No.	Description

1.1	Form of Underwriting Agreement.*

4.15	Form of Senior Indenture. (Incorporated by reference to Exhibit No. 4.15 to the Registration Statement on Form S-3 filed by the Registrant (Registration Statement No. 333-122451)).

4.16	Form of Subordinated Indenture. (Incorporated by reference to Exhibit No. 4.16 to the Registration Statement on Form S-3 filed by the Registrant (Registration Statement No. 333-122451)).

4.17	Form of Senior Subordinated Indenture. (Incorporated by reference to Exhibit No. 4.17 to the Registration Statement on Form S-3 filed by the Registrant (Registration Statement No. 333-122451)).

4.18	Form of Senior Debt Security.*

4.19	Form of Subordinated Debt Security.*

4.20	Form of Senior Subordinated Debt Security.*

4.21	Form of Certificate of Designation of Preferred Stock.*

Exhibit
No.	Description

4.22	Form of Certificate for Preferred Stock.*

4.23	Form of Warrant.*

4.24	Form of Warrant Agreement.*

4.25	Form of Stock Purchase Contract Agreement.*

4.26	Form of Stock Purchase Contract Unit.*

4.27	Form of Deposit Agreement.*

4.28	Form of Depositary Receipt.*

5.1	Opinion of Akerman Senterfitt.

12.1	Computation of Ratio of Earnings to Fixed Charges.**

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm.**

23.2	Consent of Akerman Senterfitt (included in Exhibit 5.1).

24.1	Power of Attorney (set forth on the signature pages of this registration statement).**

25.1	Form T-1 Statement of Eligibility of Trustee for Senior Indenture under the Trust Indenture Act of 1939.*

25.2	Form T-1 Statement of Eligibility of Trustee for Subordinated Indenture under the Trust Indenture Act of 1939.*

25.3	Form T-1 Statement of Eligibility of Trustee for Senior Subordinated Indenture under the Trust Indenture Act of 1939.*

*	To be filed with a Current Report on Form 8-K or a Post-Effective Amendment to the Registration Statement.

**	Previously filed.

Item 17.	Undertakings
      (a) The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
      (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
      (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
      (d) The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Act.
      (e) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities: The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida on October 11, 2006.

TECHNICAL OLYMPIC USA, INC.

By:	/s/ Randy L. Kotler

Randy L. Kotler
Interim Chief Financial Officer,
Senior Vice President and Chief Accounting Officer
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Antonio B. Mon Antonio B. Mon	Executive Vice Chairman, President, Chief Executive Officer (Principal Executive Officer) and Director	October 11, 2006

/s/ Randy L. Kotler Randy L. Kotler	Interim Chief Financial Officer, Senior Vice President and Chief Accounting Officer (Principal Financial Officer and Principal Accounting Officer)	October 11, 2006

* Konstantinos Stengos	Chairman of the Board and Director	October 11, 2006

* Andreas Stengos	Executive Vice President and Director	October 11, 2006

* George Stengos	Executive Vice President and Director	October 11, 2006

* Marianna Stengou	Director	October 11, 2006

* Larry D. Horner	Director	October 11, 2006

* William A. Hasler	Director	October 11, 2006

* Michael J. Poulos	Director	October 11, 2006

Signature	Title	Date

* Susan B. Parks	Director	October 11, 2006

* J. Bryan Whitworth	Director	October 11, 2006

* Tommy L. McAden	Executive Vice President and Director	October 11, 2006

* /s/ Antonio B. Mon Antonio B. Mon Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida on October 11, 2006.

ENGLE HOMES DELAWARE, INC.

By:	/s/ Randy L. Kotler

Randy L. Kotler
Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Antonio B. Mon Antonio B. Mon	President (Principal Executive Officer)	October 11, 2006

/s/ Randy L. Kotler Randy L. Kotler	Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	October 11, 2006

* Barbara Albritton	Director	October 11, 2006

* David Schoenborn	Director	October 11, 2006

* Gordon W. Stewart	Director	October 11, 2006

* /s/ Antonio B. Mon Antonio B. Mon Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida on October 11, 2006.

ENGLE HOMES RESIDENTIAL
CONSTRUCTION, L.L.C.

By:	TOUSA Homes, Inc., its Sole Member

By:	/s/ Randy L. Kotler

Randy L. Kotler
Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Randy L. Kotler Randy L. Kotler	Director of TOUSA Homes, Inc.	October 11, 2006

/s/ Russell Devendorf Russell Devendorf	Director of TOUSA Homes, Inc.	October 11, 2006

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida on October 11, 2006.

ENGLE/ JAMES LLC

By:	TOUSA Homes, Inc., its Sole Member

By:	/s/ Randy L. Kotler

Randy L. Kotler
Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Randy L. Kotler Randy L. Kotler	Director of TOUSA Homes, Inc.	October 11, 2006

/s/ Russell Devendorf Russell Devendorf	Director of TOUSA Homes, Inc.	October 11, 2006

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida on October 11, 2006.

MCKAY LANDING LLC

By:	TOUSA Homes, Inc., its Sole Member

By:	/s/ Randy L. Kotler

Randy L. Kotler
Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Randy L. Kotler Randy L. Kotler	Director of TOUSA Homes, Inc.	October 11, 2006

/s/ Russell Devendorf Russell Devendorf	Director of TOUSA Homes, Inc.	October 11, 2006

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida on October 11, 2006.

NEWMARK HOMES BUSINESS TRUST

By:	/s/ Randy L. Kotler

Randy L. Kotler
Managing Trustee
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Randy L. Kotler Randy L. Kotler	Managing Trustee	October 11, 2006

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida on October 11, 2006.

NEWMARK HOMES, L.L.C.

By:	TOUSA Homes, Inc., its Sole Member

By:	/s/ Randy L. Kotler

Randy L. Kotler
Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Randy L. Kotler Randy L. Kotler	Director of TOUSA Homes, Inc.	October 11, 2006

/s/ Russell Devendorf Russell Devendorf	Director of TOUSA Homes, Inc.	October 11, 2006

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida on October 11, 2006.

NEWMARK HOMES, L.P.

By:	TOUSA Homes, Inc., its General Partner

By:	/s/ Randy L. Kotler

Randy L. Kotler
Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Randy L. Kotler Randy L. Kotler	Director of TOUSA Homes, Inc.	October 11, 2006

/s/ Russell Devendorf Russell Devendorf	Director of TOUSA Homes, Inc.	October 11, 2006

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida on October 11, 2006.

NEWMARK HOMES PURCHASING, L.P.

By:	Newmark Homes, L.P., its General Partner

By:	TOUSA Homes, Inc., its General Partner

By:	/s/ Randy L. Kotler

Randy L. Kotler
Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Randy L. Kotler Randy L. Kotler	Director of TOUSA Homes, Inc.	October 11, 2006

/s/ Russell Devendorf Russell Devendorf	Director of TOUSA Homes, Inc.	October 11, 2006

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida on October 11, 2006.

PREFERRED BUILDERS REALTY, INC.

By:	/s/ Randy L. Kotler

Randy L. Kotler
Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Paul Ackerman	President (Principal Executive Officer)	October 11, 2006

/s/ Randy L. Kotler Randy L. Kotler	Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer) and Director	October 11, 2006

/s/ Russell Devendorf Russell Devendorf	Director	October 11, 2006

* /s/ Antonio B. Mon Antonio B. Mon Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida, on October 11, 2006.

SILVERLAKE INTERESTS, L.C.

By:	Newmark Homes, L.P., its Sole Member

By:	TOUSA Homes, Inc., its General Partner

By:	/s/ Randy L. Kotler

Randy L. Kotler
Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Randy L. Kotler Randy L. Kotler	Director of TOUSA Homes, Inc.	October 11, 2006

/s/ Russell Devendorf Russell Devendorf	Director of TOUSA Homes, Inc.	October 11, 2006

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida on October 11, 2006.

TOI, LLC

By:	Technical Olympic USA, Inc., its Sole Member

By:	/s/ Randy L. Kotler

Randy L. Kotler
Interim Chief Financial Officer,
Senior Vice President and
Chief Accounting Officer
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Antonio B. Mon Antonio B. Mon	Director of Technical Olympic USA, Inc.	October 11, 2006

* Konstantinos Stengos	Director of Technical Olympic USA, Inc.	October 11, 2006

* Andreas Stengos	Director of Technical Olympic USA, Inc.	October 11, 2006

* George Stengos	Director of Technical Olympic USA, Inc.	October 11, 2006

* Marianna Stengou	Director of Technical Olympic USA, Inc.	October 11, 2006

* Larry D. Horner	Director of Technical Olympic USA, Inc.	October 11, 2006

* William A. Hasler	Director of Technical Olympic USA, Inc.	October 11, 2006

* Michael J. Poulos	Director of Technical Olympic USA, Inc.	October 11, 2006

* Susan B. Parks	Director of Technical Olympic USA, Inc.	October 11, 2006

Signature	Title	Date

* J. Bryan Whitworth	Director of Technical Olympic USA, Inc.	October 11, 2006

* Tommy L. McAden	Director of Technical Olympic USA, Inc.	October 11, 2006

* /s/ Antonio B. Mon Antonio B. Mon Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida on October 11, 2006.

TOUSA, LLC

By:	Technical Olympic USA, Inc., its Sole Member

By:	/s/ Randy L. Kotler

Randy L. Kotler
Interim Chief Financial Officer,
Senior Vice President and Chief Accounting Officer
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Antonio B. Mon Antonio B. Mon	Director of Technical Olympic USA, Inc.	October 11, 2006

* Konstantinos Stengos	Director of Technical Olympic USA, Inc.	October 11, 2006

* Andreas Stengos	Director of Technical Olympic USA, Inc.	October 11, 2006

* George Stengos	Director of Technical Olympic USA, Inc.	October 11, 2006

* Marianna Stengou	Director of Technical Olympic USA, Inc.	October 11, 2006

* Larry D. Horner	Director of Technical Olympic USA, Inc.	October 11, 2006

* William A. Hasler	Director of Technical Olympic USA, Inc.	October 11, 2006

* Michael J. Poulos	Director of Technical Olympic USA, Inc.	October 11, 2006

* Susan B. Parks	Director of Technical Olympic USA, Inc.	October 11, 2006

Signature	Title	Date

* J. Bryan Whitworth	Director of Technical Olympic USA, Inc.	October 11, 2006

* Tommy L. McAden	Director of Technical Olympic USA, Inc.	October 11, 2006

* /s/ Antonio B. Mon Antonio B. Mon Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida on October 11, 2006.

TOUSA ASSOCIATES SERVICES COMPANY

By:	/s/ Randy L. Kotler

Randy L. Kotler
Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Clint Ooten	President, (Principal Executive Officer)	October 11, 2006

/s/ Randy L. Kotler Randy L. Kotler	Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer) and Director	October 11, 2006

/s/ Antonio B. Mon Antonio B. Mon	Director	October 11, 2006

/s/ Russell Devendorf Russell Devendorf	Director	October 11, 2006

* /s/ Antonio B. Mon Antonio B. Mon Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida on October 11, 2006.

TOUSA DELAWARE, INC.

By:	/s/ Randy L. Kotler

Randy L. Kotler
Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Antonio B. Mon Antonio B. Mon	President	October 11, 2006

/s/ Randy L. Kotler Randy L. Kotler	Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	October 11, 2006

* Barbara Albritton	Director	October 11, 2006

* David Schoenborn	Director	October 11, 2006

* Gordon W. Stewart	Director	October 11, 2006

* /s/ Antonio B. Mon Antonio B. Mon Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida on October 11, 2006.

TOUSA FUNDING, LLC

By:	/s/ Randy L. Kotler

Randy L. Kotler
Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Antonio B. Mon Antonio B. Mon	President, (Principal Executive Officer)	October 11, 2006

/s/ Randy L. Kotler Randy L. Kotler	Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)	October 11, 2006

* Barbara Albritton	Manager	October 11, 2006

* David Schoenborn	Manager	October 11, 2006

* Candace Corra	Manager	October 11, 2006

* /s/ Antonio B. Mon Antonio B. Mon Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida on October 11, 2006.

TOUSA HOMES, INC.

By:	/s/ Randy L. Kotler

Randy L. Kotler
Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Antonio B. Mon Antonio B. Mon	President, (Principal Executive Officer)	October 11, 2006

/s/ Randy L. Kotler Randy L. Kotler	Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer) and Director	October 11, 2006

/s/ Russell Devendorf Russell Devendorf	Director	October 11, 2006

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida, on October 11, 2006.

TOUSA HOMES INVESTMENT #1, INC.

By:	/s/ Randy L. Kotler

Randy L. Kotler
Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Antonio B. Mon Antonio B. Mon	President (Principal Executive Officer)	October 11, 2006

/s/ Randy L. Kotler Randy L. Kotler	Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer) and Director	October 11, 2006

/s/ Russell Devendorf Russell Devendorf	Director	October 11, 2006

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida, on October 11, 2006.

TOUSA HOMES INVESTMENT #2, INC.

By:	/s/ Randy L. Kotler

Randy L. Kotler
Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Antonio B. Mon Antonio B. Mon	President (Principal Executive Officer)	October 11, 2006

/s/ Randy L. Kotler Randy L. Kotler	Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer) and Director	October 11, 2006

/s/ Russell Devendorf Russell Devendorf	Director	October 11, 2006

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida on October 11, 2006.

TOUSA HOMES INVESTMENT #1, L.P.

By:	TOUSA, LLC, its General Partner

By:	Technical Olympic USA, Inc., its Sole Member

By:	/s/ Randy L. Kotler

Randy L. Kotler
Interim Chief Financial Officer,
Senior Vice President and Chief Accounting Officer
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Antonio B. Mon Antonio B. Mon	Director of Technical Olympic USA, Inc.	October 11, 2006

* Konstantinos Stengos	Director of Technical Olympic USA, Inc.	October 11, 2006

* Andreas Stengos	Director of Technical Olympic USA, Inc.	October 11, 2006

* George Stengos	Director of Technical Olympic USA, Inc.	October 11, 2006

* Marianna Stengou	Director of Technical Olympic USA, Inc.	October 11, 2006

* Larry D. Horner	Director of Technical Olympic USA, Inc.	October 11, 2006

* William A. Hasler	Director of Technical Olympic USA, Inc.	October 11, 2006

* Michael J. Poulos	Director of Technical Olympic USA, Inc.	October 11, 2006

Signature	Title	Date

* Susan B. Parks	Director of Technical Olympic USA, Inc.	October 11, 2006

* J. Bryan Whitworth	Director of Technical Olympic USA, Inc.	October 11, 2006

* Tommy L. McAden	Director of Technical Olympic USA, Inc.	October 11, 2006

* /s/ Antonio B. Mon Antonio B. Mon Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida on October 11, 2006.

TOUSA HOMES INVESTMENT #2, LLC

By:	TOUSA Homes, L.P., its Sole Member

By:	TOUSA, LLC, its General Partner

By:	Technical Olympic USA, Inc., its Sole Member

By:	/s/ Randy L. Kotler

Randy L. Kotler
Interim Chief Financial Officer,
Senior Vice President and Chief Accounting Officer
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Antonio B. Mon Antonio B. Mon	Director of Technical Olympic USA, Inc.	October 11, 2006

* Konstantinos Stengos	Director of Technical Olympic USA, Inc.	October 11, 2006

* Andreas Stengos	Director of Technical Olympic USA, Inc.	October 11, 2006

* George Stengos	Director of Technical Olympic USA, Inc.	October 11, 2006

* Marianna Stengou	Director of Technical Olympic USA, Inc.	October 11, 2006

* Larry D. Horner	Director of Technical Olympic USA, Inc.	October 11, 2006

* William A. Hasler	Director of Technical Olympic USA, Inc.	October 11, 2006

* Michael J. Poulos	Director of Technical Olympic USA, Inc.	October 11, 2006

Signature	Title	Date

* Susan B. Parks	Director of Technical Olympic USA, Inc.	October 11, 2006

* J. Bryan Whitworth	Director of Technical Olympic USA, Inc.	October 11, 2006

* Tommy L. McAden	Director of Technical Olympic USA, Inc.	October 11, 2006

* /s/ Antonio B. Mon Antonio B. Mon Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida on October 11, 2006.

TOUSA HOMES, L.P.

By:	TOUSA, LLC, its General Partner

By:	Technical Olympic USA, Inc., its Sole Member

By:	/s/ Randy L. Kotler

Randy L. Kotler
Interim Chief Financial Officer,
Senior Vice President and Chief Accounting Officer
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Antonio B. Mon Antonio B. Mon	Director of Technical Olympic USA, Inc.	October 11, 2006

* Konstantinos Stengos	Director of Technical Olympic USA, Inc.	October 11, 2006

* Andreas Stengos	Director of Technical Olympic USA, Inc.	October 11, 2006

* George Stengos	Director of Technical Olympic USA, Inc.	October 11, 2006

* Marianna Stengou	Director of Technical Olympic USA, Inc.	October 11, 2006

* Larry D. Horner	Director of Technical Olympic USA, Inc.	October 11, 2006

* William A. Hasler	Director of Technical Olympic USA, Inc.	October 11, 2006

* Michael J. Poulos	Director of Technical Olympic USA, Inc.	October 11, 2006

Signature	Title	Date

* Susan B. Parks	Director of Technical Olympic USA, Inc.	October 11, 2006

* J. Bryan Whitworth	Director of Technical Olympic USA, Inc.	October 11, 2006

* Tommy L. McAden	Director of Technical Olympic USA, Inc.	October 11, 2006

* /s/ Antonio B. Mon Antonio B. Mon Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida on October 11, 2006.

TOUSA INVESTMENT #1, LLC

By:	Technical Olympic USA, Inc., its Sole Member

By:	/s/ Randy L. Kotler

Randy L. Kotler
Interim Chief Financial Officer,
Senior Vice President and Chief Accounting Officer
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Antonio B. Mon Antonio B. Mon	Director of Technical Olympic USA, Inc.	October 11, 2006

* Konstantinos Stengos	Director of Technical Olympic USA, Inc.	October 11, 2006

* Andreas Stengos	Director of Technical Olympic USA, Inc.	October 11, 2006

* George Stengos	Director of Technical Olympic USA, Inc.	October 11, 2006

* Marianna Stengou	Director of Technical Olympic USA, Inc.	October 11, 2006

* Larry D. Horner	Director of Technical Olympic USA, Inc.	October 11, 2006

* William A. Hasler	Director of Technical Olympic USA, Inc.	October 11, 2006

* Michael J. Poulos	Director of Technical Olympic USA, Inc.	October 11, 2006

* Susan B. Parks	Director of Technical Olympic USA, Inc.	October 11, 2006

Signature	Title	Date

* J. Bryan Whitworth	Director of Technical Olympic USA, Inc.	October 11, 2006

* Tommy L. McAden	Director of Technical Olympic USA, Inc.	October 11, 2006

* /s/ Antonio B. Mon Antonio B. Mon Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida, on October 11, 2006.

TOUSA INVESTMENT #2, INC.

By:	/s/ Randy L. Kotler

Randy L. Kotler
Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Antonio B. Mon Antonio B. Mon	President (Principal Executive Officer)	October 11, 2006

/s/ Randy L. Kotler Randy L. Kotler	Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer) and Director	October 11, 2006

/s/ Russell Devendorf Russell Devendorf	Director	October 11, 2006

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida on October 11, 2006.

TOUSA INVESTMENT #2, LLC

By:	Technical Olympic USA, Inc., its Sole Member

By:	/s/ Randy L. Kotler

Randy L. Kotler
Interim Chief Financial Officer,
Senior Vice President and Chief Accounting Officer
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Antonio B. Mon Antonio B. Mon	Director of Technical Olympic USA, Inc.	October 11, 2006

* Konstantinos Stengos	Director of Technical Olympic USA, Inc.	October 11, 2006

* Andreas Stengos	Director of Technical Olympic USA, Inc.	October 11, 2006

* George Stengos	Director of Technical Olympic USA, Inc.	October 11, 2006

* Marianna Stengou	Director of Technical Olympic USA, Inc.	October 11, 2006

* Larry D. Horner	Director of Technical Olympic USA, Inc.	October 11, 2006

* William A. Hasler	Director of Technical Olympic USA, Inc.	October 11, 2006

* Michael J. Poulos	Director of Technical Olympic USA, Inc.	October 11, 2006

* Susan B. Parks	Director of Technical Olympic USA, Inc.	October 11, 2006

Signature	Title	Date

* J. Bryan Whitworth	Director of Technical Olympic USA, Inc.	October 11, 2006

* Tommy L. McAden	Director of Technical Olympic USA, Inc.	October 11, 2006

* /s/ Antonio B. Mon Antonio B. Mon Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida on October 11, 2006.

TOUSA INVESTMENT #3, LLC

By:	Technical Olympic USA, Inc., its Sole Member

By:	/s/ Randy L. Kotler

Randy L. Kotler
Interim Chief Financial Officer,
Senior Vice President and
Chief Accounting Officer
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Antonio B. Mon Antonio B. Mon	Director of Technical Olympic USA, Inc.	October 11, 2006

* Konstantinos Stengos	Director of Technical Olympic USA, Inc.	October 11, 2006

* Andreas Stengos	Director of Technical Olympic USA, Inc.	October 11, 2006

* George Stengos	Director of Technical Olympic USA, Inc.	October 11, 2006

* Marianna Stengou	Director of Technical Olympic USA, Inc.	October 11, 2006

* Larry D. Horner	Director of Technical Olympic USA, Inc.	October 11, 2006

* William A. Hasler	Director of Technical Olympic USA, Inc.	October 11, 2006

* Michael J. Poulos	Director of Technical Olympic USA, Inc.	October 11, 2006

* Susan B. Parks	Director of Technical Olympic USA, Inc.	October 11, 2006

Signature	Title	Date

* J. Bryan Whitworth	Director of Technical Olympic USA, Inc.	October 11, 2006

* Tommy L. McAden	Director of Technical Olympic USA, Inc.	October 11, 2006

* /s/ Antonio B. Mon Antonio B. Mon Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida on October 11, 2006.

TOUSA INVESTMENT #4, LLC

By:	Technical Olympic USA, Inc., its Sole Member

By:	/s/ Randy L. Kotler

Randy L. Kotler
Interim Chief Financial Officer,
Senior Vice President and
Chief Accounting Officer
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Antonio B. Mon Antonio B. Mon	Director of Technical Olympic USA, Inc.	October 11, 2006

* Konstantinos Stengos	Director of Technical Olympic USA, Inc.	October 11, 2006

* Andreas Stengos	Director of Technical Olympic USA, Inc.	October 11, 2006

* George Stengos	Director of Technical Olympic USA, Inc.	October 11, 2006

* Marianna Stengou	Director of Technical Olympic USA, Inc.	October 11, 2006

* Larry D. Horner	Director of Technical Olympic USA, Inc.	October 11, 2006

* William A. Hasler	Director of Technical Olympic USA, Inc.	October 11, 2006

* Michael J. Poulos	Director of Technical Olympic USA, Inc.	October 11, 2006

* Susan B. Parks	Director of Technical Olympic USA, Inc.	October 11, 2006

Signature	Title	Date

* J. Bryan Whitworth	Director of Technical Olympic USA, Inc.	October 11, 2006

* Tommy L. McAden	Director of Technical Olympic USA, Inc.	October 11, 2006

* /s/ Antonio B. Mon Antonio B. Mon Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida on October 11, 2006.

TOUSA INVESTMENT #5, LLC

By:	Technical Olympic USA, Inc., its Sole Member

By:	/s/ Randy L. Kotler

Randy L. Kotler
Interim Chief Financial Officer,
Senior Vice President and
Chief Accounting Officer
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Antonio B. Mon Antonio B. Mon	Director of Technical Olympic USA, Inc.	October 11, 2006

* Konstantinos Stengos	Director of Technical Olympic USA, Inc.	October 11, 2006

* Andreas Stengos	Director of Technical Olympic USA, Inc.	October 11, 2006

* George Stengos	Director of Technical Olympic USA, Inc.	October 11, 2006

* Marianna Stengou	Director of Technical Olympic USA, Inc.	October 11, 2006

* Larry D. Horner	Director of Technical Olympic USA, Inc.	October 11, 2006

* William A. Hasler	Director of Technical Olympic USA, Inc.	October 11, 2006

* Michael J. Poulos	Director of Technical Olympic USA, Inc.	October 11, 2006

* Susan B. Parks	Director of Technical Olympic USA, Inc.	October 11, 2006

Signature	Title	Date

* J. Bryan Whitworth	Director of Technical Olympic USA, Inc.	October 11, 2006

* Tommy L. McAden	Director of Technical Olympic USA, Inc.	October 11, 2006

* /s/ Antonio B. Mon Antonio B. Mon Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida on October 11, 2006.

TOUSA MID-ATLANTIC INVESTMENT, LLC

By:	TOUSA Homes, L.P., its Sole Member

By:	TOUSA, LLC, its General Partner

By:	Technical Olympic USA, Inc., its Sole Member

By:	/s/ Randy L. Kotler

Randy L. Kotler
Interim Chief Financial Officer,
Senior Vice President and Chief Accounting Officer
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Antonio B. Mon Antonio B. Mon	Director of Technical Olympic USA, Inc.	October 11, 2006

* Konstantinos Stengos	Director of Technical Olympic USA, Inc.	October 11, 2006

* Andreas Stengos	Director of Technical Olympic USA, Inc.	October 11, 2006

* George Stengos	Director of Technical Olympic USA, Inc.	October 11, 2006

* Marianna Stengou	Director of Technical Olympic USA, Inc.	October 11, 2006

* Larry D. Horner	Director of Technical Olympic USA, Inc.	October 11, 2006

* William A. Hasler	Director of Technical Olympic USA, Inc.	October 11, 2006

* Michael J. Poulos	Director of Technical Olympic USA, Inc.	October 11, 2006

Signature	Title	Date

* Susan B. Parks	Director of Technical Olympic USA, Inc.	October 11, 2006

* J. Bryan Whitworth	Director of Technical Olympic USA, Inc.	October 11, 2006

* Tommy L. McAden	Director of Technical Olympic USA, Inc.	October 11, 2006

* /s/ Antonio B. Mon Antonio B. Mon Attorney-in-Fact

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida, on October 11, 2006.

TOUSA REALTY, INC.

By:	/s/ Randy L. Kotler

Randy L. Kotler
Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Antonio B. Mon Antonio B. Mon	President (Principal Executive Officer)	October 11, 2006

/s/ Randy L. Kotler Randy L. Kotler	Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer) and Director	October 11, 2006

/s/ Russell Devendorf Russell Devendorf	Director	October 11, 2006

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida on October 11, 2006.

TOUSA VENTURES, LLC

By:	TOUSA Homes, Inc., its Sole Member

By:	/s/ Randy L. Kotler

Randy L. Kotler
Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Randy L. Kotler Randy L. Kotler	Director of TOUSA Homes, Inc.	October 11, 2006

/s/ Russell Devendorf Russell Devendorf	Director of TOUSA Homes, Inc.	October 11, 2006

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hollywood, State of Florida on October 11, 2006.

TOUSA/ WEST HOLDINGS, INC.

By:	/s/ Randy L. Kotler

Randy L. Kotler
Vice President and Treasurer
      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Antonio B. Mon Antonio B. Mon	President (Principal Executive Officer)	October 11, 2006

/s/ Randy L. Kotler Randy L. Kotler	Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer) and Director	October 11, 2006

/s/ Russell Devendorf Russell Devendorf	Director	October 11, 2006

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Akerman Senterfitt